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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report : May 7, 1998
                        (Date of earliest event reported)

                              Chrysler Corporation
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             (Exact name of registrant as specified in its charter)



  Delaware                 1-9161                  38-2672623
  --------                 ------                  ----------
(State or other          (Commission File        (I.R.S. Employer
jurisdiction of          Number)                 Identification No.)
incorporation)


            1000 Chrysler Drive, Auburn Hills  MI  48326-2766
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           (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code:
                             (248) 576-5741
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Item 1. Changes in Control of Registrant.

            (b) On May 7, 1998, Daimler-Benz Aktiengesellschaft ("Daimler"), Chrysler Corporation (the "Corporation") and Oppenheim Aktiengesellschaft ("Newco") entered into a Business Combination Agreement (the "Business Combination Agreement") providing, subject to the terms and conditions set forth therein, for (i) the merger of a special purpose merger subsidiary with and into the Corporation (the "Chrysler Merger"); (ii) an offer (the "Exchange Offer") by Newco to exchange one Newco ordinary share (or Newco American Depositary Share) for each Daimler ordinary share (or Daimler American Depositary Share); and
(iii) the merger of Daimler with and into Newco (the "Daimler Merger"). As a result of these transactions, Newco will be owned by the stockholders of the Corporation and Daimler, and the Corporation will be a wholly owned subsidiary of Newco.

            Pursuant to the terms of the Business Combination Agreement, stockholders of the Corporation will receive in the Chrysler Merger .547 Newco American Depositary Shares in exchange for each share of common stock of the Corporation. This exchange ratio will be adjusted to take into account the effects of Daimler's previously announced extraordinary dividend and subsequent rights offering. Stockholders of Daimler will receive in the Daimler Merger one Newco ordinary share (or one Newco American Depositary Share) in exchange for each Daimler ordinary share (or each Daimler American Depositary Share).

            On May 7, 1998, the Corporation entered into a Stockholder Agreement (the "Stockholder Agreement") with Kirk Kerkorian and Tracinda Corporation (together, "Tracinda"), the owner of approximately 14% of the common stock of the Corporation, pursuant to which Tracinda has agreed to vote its shares in favor of the transactions contemplated by the Business Combination Agreement.
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            Also on May 7, 1998, the Corporation amended its Rights Agreement, dated as of February 5, 1998, with First Chicago Trust Company of New York (the "Rights Agreement"). The amendment ("Amendment No. 1") renders the Rights Agreement inapplicable to the transactions contemplated by the Business Combination Agreement.

            Consummation of the transactions contemplated by the Business Combination Agreement is subject to the approval of the Corporation's and Daimler's stockholders and Daimler's Supervisory Board, regulatory approvals, and the satisfaction or waiver of various other conditions as more fully described in the Business Combination Agreement.

            Copies of the Business Combination Agreement, the Stockholder Agreement, Amendment No. 1 and the related press release are attached as exhibits hereto and are incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits

            2.1 Business Combination Agreement, dated as of May 7, 1998, among Daimler-Benz Aktiengesellschaft, Chrysler Corporation and Oppenheim Aktiengesellschaft

            4.1 Amendment No. 1, dated as of May 7, 1998, to Rights Agreement, dated as of February 5, 1998, between Chrysler Corporation and First Chicago Trust Company of New York

            99.1 Stockholder Agreement, dated as of May 7, 1998, among Chrysler Corporation, Daimler-Benz Aktiengesellschaft, Kirk Kerkorian and Tracinda Corporation

            99.2  Press Release, dated May 7, 1998.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                              CHRYSLER CORPORATION
                              (Registrant)


                              By:  /s/ Holly E. Leese
                                  ---------------------------------
                                  Name: Holly E. Leese
                                  Title: Assistant Secretary



Date:  May 7, 1998


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                                  EXHIBIT INDEX


Exhibit
Number      Exhibit
------      -------
2.1         Business Combination Agreement, dated
            as of May 7, 1998, among Daimler-Benz
            Aktiengesellschaft, Chrysler Corporation and
            Oppenheim Aktiengesellschaft

4.1         Amendment No. 1, dated as of May 7, 1998, to
            Rights Agreement, dated as of February 5, 1998, between Chrysler Corporation and First Chicago
            Trust Company of New York

99.1        Stockholder Agreement, dated as of May
            7, 1998, among Chrysler Corporation,
            Daimler-Benz Aktiengesellschaft, Kirk
            Kerkorian and Tracinda Corporation
99.2        Press Release, dated May 7, 1998


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